Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

1)	Registration Statement (Form S-8 No. 333-30181) pertaining to the 1992 Stock Plan of Vical Incorporated,
2)	Registration Statement (Form S-8 No. 333-80681) pertaining to the Stock Incentive Plan of Vical Incorporated,
3)	Registration Statement (Form S-8 No. 333-60293) pertaining to the Stock Incentive Plan of Vical Incorporated,
4)	Registration Statement (Form S-8 No. 333-66254) pertaining to the Stock Incentive Plan of Vical Incorporated,
5)	Registration Statement (Form S-8 No. 333-97019) pertaining to the Stock Incentive Plan of Vical Incorporated,
6)	Registration Statement (Form S-8 No. 333-107581) pertaining to the Stock Incentive Plan of Vical Incorporated,
7)	Registration Statement (Form S-8 No. 333-116951) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
8)	Registration Statement (Form S-8 No. 333-135266) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
9)	Registration Statement (Form S-8 No. 333-143885) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
10)	Registration Statement (Form S-8 No. 333-169344) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
11)	Registration Statement (Form S-8 No. 333-183215) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
12)	Registration Statement (Form S-8 No. 333-190343) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
13)	Registration Statement, as amended (Form S-3 No. 333-204462) of Vical Incorporated,
14)	Registration Statement (Form S-8 No. 333-213034) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
15)	Registration Statement (Form S-8 No. 333-219804) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
16)	Registration Statement (Form S-1 No. 333-220981) of Vical Incorporated, and
17)	Registration Statement (Form S-1 No. 333-221409) of Vical Incorporated

of our report dated March 15, 2018, with respect to the financial statements of Vical Incorporated included in this Annual Report (Form 10-K) of Vical Incorporated for the year ended December 31, 2017.

/s/ Ernst & Young LLP

San Diego, California

March 15, 2018